EXHIBIT 10.1


                   EXTENSION OF WAIVER TO THE CREDIT AGREEMENT


                                                Dated as of September 10, 2004

     EXTENSION OF WAIVER TO THE CREDIT AGREEMENT referred to below ("Waiver Extension") by and between AVADO BRANDS, INC., a Georgia corporation and debtor-in-possession in the Chapter 11 Cases ("Avado"), on its own behalf and on behalf of the other Borrowers, the Lenders parties hereto and DDJ CAPITAL MANAGEMENT, LLC, as Administrative Agent and Collateral Agent for the Lenders.

                             PRELIMINARY STATEMENTS:

     (1) Avado and certain of Avado's Subsidiaries, each of which is a debtor-in-possession in the Chapter 11 Cases (as defined in the Credit Agreement), the Lenders, the Administrative Agent, and the Collateral Agent have entered into the Post-Petition Credit Agreement dated as of February 11, 2004 (as amended by the First Amendment, dated as of March 9, 2004 and the Letter Amendment, dated as of April 9, 2004, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined in this Waiver Extension have the same meanings as specified in the Credit Agreement.

     (2) The Lenders granted the request of the Borrowers to waive the Event of Default under Section 11.01(e) of the Credit Agreement with respect to the Borrowers' breach of Section 10.01 of the Credit Agreement for the measurement period ending July 25, 2004 (the "July Cash Flow Covenant Default") for a period expiring at 5:00 p.m. (EST) on September 10, 2004 (the "Waiver Period") pursuant to a Waiver, dated as of August 26, 2004.

     (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrowers to extend the Waiver Period for a period expiring at 5:00 p.m. (EST) on October 20, 2004 (such period, the "Extended Waiver Period"), as hereinafter set forth.

     (4) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrowers (A) to waive for the duration of the Extended Waiver Period the Event of Default under Section 11.01(e) of the Credit Agreement with respect to the Borrowers' breach of Section 10.01 of the Credit Agreement for the measurement period ending August 22, 2004 (the "August Cash Flow Covenant Default", and together with the July Cash Flow Covenant Default, the "Cash Flow Covenant Default"), and (B) to waive irrevocably the Event of Default under Section 11.01(n) arising solely on account of the closing of Restaurants identified on the Hops DMA and Closing Analysis dated as of July 25, 2004 or otherwise approved for closing by the Lenders and the Administrative Agent (such Event of Default, the "Hops Restaurant Closing MAC Default").

     SECTION 1. Waivers.

     (a) Extension of Waiver Period. The Lenders hereby waive the August Cash Flow Covenant Default for the duration of the Extended Waiver Period, and the Waiver Period is hereby extended as of the date hereof through the Extended Waiver Period. The waiver and waiver extension granted in this Section 1(a) is made in reliance upon, and subject to the representations and warranties of the Borrowers in Section 3 below being accurate. Such waiver extension shall automatically terminate and expire upon the expiration of the Extended Waiver Period, and, absent other action, the Cash Flow Covenant Default shall then exist. The Lenders and the Agents expressly reserve any and all rights and remedies they have or may have under the Loan Documents, at law or equity, or otherwise with respect to any other Default, Event of Default or other default under the Loan Documents, and with respect to the Cash Flow Covenant Default upon the expiration of the Extended Waiver Period.

     (b) Waiver of Default . The Hops Restaurant Closing MAC Default is hereby irrevocably waived as of the date hereof. The waiver granted in this Section 1(b) is made in reliance upon, and subject to the representations and warranties of the Borrowers in Section 3 below being accurate in all respects as of the date hereof.

     SECTION 2. Conditions of Effectiveness. This Waiver Extension shall be effective upon its execution and delivery by the parties hereto.

     SECTION 3. Representations and Warranties of the Borrowers. The Borrowers represent and warrant as follows:

     (a) Representations and Warranties. As of the date hereof and the date on which this Waiver Extension shall first be effective (except where such representation and warranty expressly relates to a specific date, in which case, as of such specified date), after giving effect to the Waiver and this Waiver Extension, each of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents is true and complete in all material respects.

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     (b) No  Defaults.  As of the date  hereof and the date on which this Waiver
Extension shall first be effective, no Default or Event of Default (other than the Cash Flow Covenant Default) has occurred and is continuing; after giving effect to the Waiver and this Waiver Extension, no Default or Event of Default has occurred and is continuing, nor will any Default or Event of Default result from the effectiveness of this Waiver Extension or any transaction contemplated hereunder.

     (c) No Change in Condition. No Material Adverse Change has occurred since the date of the Borrowing immediately preceding the date of this Waiver Extension.

     (d) No Authorizations, Etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution and delivery by the Borrowers of this Waiver Extension.

     (e) Due Execution, Etc. This Waiver Extension has been duly executed and delivered by the Borrowers. The other Loan Documents, as modified hereby, are the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms.

     SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

     (a) On and after the effectiveness of this Waiver Extension, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Waiver Extension.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Waiver Extension, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral described in the Loan Documents does and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents.

     (c) The execution, delivery and effectiveness of this Waiver Extension shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents other than as expressly set forth herein, and, for the avoidance of doubt upon the expiration of the Extended Waiver Period, the waiver made hereunder shall expire.

     SECTION 5. Costs, Expenses. The Borrowers agree, jointly and several, to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Waiver Extension (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 14.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Waiver Extension may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver Extension by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver Extension.

     SECTION 7. Governing Law. This Waiver Extension shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.



                           [Signature page(s) follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Extension to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                           AVADO BRANDS, INC., on behalf of itself
                           and the other Borrowers



                           By:
                              ------------------------------------------------
                              Name:
                              Title:



                           DDJ CAPITAL MANAGEMENT, LLC, as Administrative Agent and Collateral Agent



                           By:
                              ------------------------------------------------
                              Name:
                              Title:


                           LENDERS:


                           B III-A CAPITAL PARTNERS, L.P.

                           By: GP III-A, LLC, its General Partner
                           By: DDJ Capital Management, LLC, Manager



                           By:  _______________________
                                Name:
                                Title:

                           B IV CAPITAL PARTNERS, L.P.

                           By: GP Capital IV, LLC, its General Partner
                           By: DDJ Capital Management, LLC, Manager


                           By:  _______________________
                                Name:
                                Title:


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                           GMAM INVESTMENT FUNDS TRUST II - PROMARK
                           ALTERNATIVE HIGH YIELD BOND FUND

                           By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II - Promark Alternative High Yield Bond Fund, in its capacity as investment manager


                           By:  _______________________
                                Name:
                                Title:


                           THE OCTOBER FUND, LIMITED PARTNERSHIP

                           By: October GP, LLC, its General Partner
                           By:  DDJ Capital Management, LLC, Manager


                           By:  _______________________
                                Name:
                                Title:


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